Exhibit 32.1

                  STATEMENT PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


          In connection with the Quarterly Report of Orthofix International N.V. ("Orthofix") on Form 10-Q for the period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof, I, Charles W. Federico, Chief Executive Officer, President and Director of Orthofix, certify, pursuant to 18 U.S.C. Section 1350, that to the best of my knowledge:

          1.  The Quarterly Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Orthofix.



Dated:   November 12, 2003            /s/ CHARLES W. FEDERICO
                                      -----------------------------------------
                                      Name:  Charles W. Federico
                                      Title: Chief Executive Officer,
                                             President and Director